                                                                 Exhibit 99.1(D)

                             Computational Materials

EQCC 1997-1 - SALOMON BROTHERS COMPUTATIONAL MATERIALS
                    FIXED RATE COLLATERAL SUMMARY

         Total Number of Loans                                                  11,203
         Level Pay/Balloon                                                      61%/39%
         Total Outstanding Loan Balance                                $499,055,133.53
         1st Lien/2nd Lien                                                      74%/26%

                               RANGE                  % TOTAL   # LOANS
Avg Loan Balance  $ 44,547      Less than  25,000.00    12.26     3,432
Highest Balance   $350,000     25,000.01 - 50,000.00    31.03     4,277
Lowest Balance    $  1,490     50,000.01 - 75,000.00    25.56     2,086
                               75,000.01 -100,000.00    12.88       749
                              100,000.01 -350,000.00    18.27       659

                               RANGE                  % TOTAL   # LOANS
Wtd Avg Coupon  10.728%         8.001% - 10.000%        31.76     2,586
Highest Coupon  17.590%        10.001% - 11.000%        36.19     3,883
Lowest Coupon    8.050%        11.001% - 12.000%        16.55     2,017
                               12.001% - 17.750%        15.50     2,717

                               RANGE                  % TOTAL   # LOANS
Wtd Avg Orig CLTV  77.6%       0.01% - 65.00%           13.77     1,888
Highest CLTV      104.1%      65.01% - 75.00%           22.71     2,202
Lowest CLTV         4.1%      75.01% - 80.00%           17.85     1,746
                              80.01% - 85.00%           25.65     2,428
                              85.01% -100.00%           19.53     2,833
                                   > =100.01%            0.49       106

                               RANGE                  % TOTAL   # LOANS
Wtd Avg Original Term   174       25 - 120              34.35     2,973
Highest Original Term   360      121 - 180              47.96     6,836
Lowest Original Term     36      181 - 240               5.65       548
                                 241 - 360              12.04       846

                               RANGE                  % TOTAL   # LOANS
Wtd Avg Remaining Term  173        1 - 120              34.75     3,062
Highest Remaining Term  360      121 - 180              47.55     6,747
Lowest Remaining Term    12      181 - 240               5.65       548
                                 241 - 360              12.04       846

Property Type                        Occupancy Status
  Single Family         92.23          Primary Residence    94.63
  Two to Four Family     5.46          Other                 5.37
  Other                  2.31

Geographics FL 13%, CA 6%, NY 6%, PA 6%, OH 5%

         Total Number of Loans                        1,195
         Level Pay/Balloon                            12%/88%
         Total Outstanding Loan Balance      $101,043,102.55
         1st Lien/2nd Lien                            100%/0%

                               RANGE                  % TOTAL   # LOANS
Avg Loan Balance  $ 84,555     Less Than = 25,000.00     0.27        13
Highest Balance   $260,204     25,000.01 - 50,000.00     7.40       183
Lowest Balance    $ 13,480     50,000.01 - 75,000.00    25.31       408
                               75,000.01 -100,000.00    21.39       248
                              100,000.01 -275,000.00    45.62       343

                               RANGE                  % TOTAL   # LOANS
Wtd Avg Coupon  9.226%          6.251% - 10.000%        78.07       894
Highest Coupon 14.800%         10.001% - 11.000%        10.15       133
Lowest Coupon   6.400%         11.001% - 12.000%         8.17       112
                               12.001% - 15.000%         3.60        56

                               RANGE                  % TOTAL   # LOANS
Wtd Avg Orig CLTV  78.7%      20.01% - 65.00%            8.77       132
Highest CLTV       94.9%      65.01% - 75.00%           19.27       233
Lowest CLTV        21.3%      75.01% - 80.00%           28.42       331
                              80.01% - 85.00%           32.72       384
                              85.01% - 95.00%           10.82       115

                               RANGE                  % TOTAL   # LOANS
Wtd Avg Original Term  110        73 - 120              86.08       997
Highest Original Term  360       121 - 180               7.43       123
Lowest Original Term    84       181 - 240               0.71         8
                                 241 - 360               5.78        67

                               RANGE                  % TOTAL   # LOANS
Wtd Avg Remaining Term 103        61 - 120              86.08       997
Highest Remaining Term 356       121 - 180               7.43       123
Lowest Remaining Term   71       181 - 240               0.71         8
                                 241 - 360               5.78        67

Property Type                        Occupancy Status
  Single Family         94.32          Primary Residence    99.77
  Two to Four Family     3.82          Other                 0.23
  Other                  1.87

Geographics OH 20%, IL 12%, MN 12%, MI 12%, PA 4%

         6 MONTH LIBOR Collateral                                 100%
         Periodic Cap                            1.0%/2.0% 99.83%/0.17%
         Wtd Avg Months to Next Rate Roll                        3.577

                                RANGE                  % TOTAL   # LOANS
Wtd Avg Margin  5.808         3.51 - 5.00%               14.23       169
Highest Margin  9.600         5.01 - 6.00%               53.85       607
Lowest Margin   3.650         6.01 - 7.00%               25.92       334
                              7.01 -10.00%                6.00        85

                                RANGE                  % TOTAL   # LOANS
Wtd Avg Life Cap  17.454     10.01 -16.00%                3.22        38
Highest Life Cap  21.250     16.01 -17.00%               22.28       258
Lowest Life Cap   10.250     17.01 -18.00%               54.68       632
                             18.01 -19.00%               16.92       228
                             19.01 -21.50%                2.90        39

     IMPLIED SEASONED CPR 0% 15% 20% 25% 30% 40%

Transaction will be priced at 125% of Assumption

CLASS A-1: Expected Rating (Moodys/S&P) Aaa/AAA; FGIC Wrap;  Legal  Final  5/05
 Avg Life (yrs)              5.75   1.57   1.26    1.06       0.92    0.74
 Mod Duration (yrs)          4.61   1.43   1.16    0.99       0.87    0.70
 First Pay (mm/yy)           4/97   4/97   4/97    4/97       4/97    4/97
 Last Pay (mm/yy)            5/05   4/00   8/99    3/99      12/98    7/98

CLASS A-2: Expected Rating (Moodys/S&P) Aaa/AAA; FGIC Wrap;  Legal  Final   6/06
 Avg Life (yrs)              8.70   3.26   2.53    2.08       1.77    1.38
 Mod Duration (yrs)          6.44   2.84   2.26    1.88       1.62    1.27
 First Pay (mm/yy)           5/05   4/00   8/99    3/99      12/98    7/98
 Last Pay (mm/yy)            6/06   9/00  11/99    6/99       2/99    9/98

 % OF PREPAYMENT ASSUMPTION      0%   75%  100%  125%  150%  200%
       IMPLIED SEASONED CPR      0%   15%   20%   25%   30%   40%

Transaction will be priced at 125% of Assumption

CLASS A-3: Expected Rating (Moodys/S&P) Aaa/AAA; FGIC Wrap;  Legal  Final   9/11
 Avg Life (yrs)             11.81   5.05   3.84    3.08       2.57    1.94
 Mod Duration (yrs)          7.84   4.12   3.25    2.68       2.28    1.75
 First Pay (mm/yy)           6/06   9/00  11/99    6/99       2/99    9/98
 Last Pay (mm/yy)            9/11   2/04   8/02    7/01       9/00   10/99

CLASS A-4: Expected Rating (Moodys/S&P) Aaa/AAA; FGIC Wrap;  Legal  Final   3/13
 Avg Life (yrs)             14.90   7.45   6.28    4.95       4.03    2.88
 Mod Duration (yrs)          8.88   5.58   4.89    4.03       3.38    2.51
 First Pay (mm/yy)           9/11   2/04   8/02    7/01       9/00   10/99
 Last Pay (mm/yy)            3/13   2/06   2/04    2/03      12/01    7/00

 % OF PREPAYMENT ASSUMPTION      0%   75%  100%  125%  150%  200%
       IMPLIED SEASONED CPR      0%   15%   20%   25%   30%   40%

Transaction will be priced at 125% of Assumption

CLASS A-5: Expected Rating (Moodys/S&P) Aaa/AAA; FGIC Wrap;  Legal  Final  10/19
 Avg Life (yrs)             18.90   9.87   7.78    6.50       5.19    3.60
 Mod Duration (yrs)          9.87   6.78   5.72    4.99       4.17    3.05
 First Pay (mm/yy)           3/13   2/06   2/04    2/03      12/01    7/00
 Last Pay (mm/yy)           10/19   3/08   4/06    2/04       2/03    3/01

CLASS A-6: Expected Rating (Moodys/S&P) Aaa/AAA; FGIC Wrap;  Legal  Final   5/28
 Avg Life (yrs)             26.72  13.98  11.83    9.95       8.29    5.17
 Mod Duration (yrs)         11.08   8.24   7.47    6.66       5.85    4.06
 First Pay (mm/yy)          10/19   3/08   4/06    2/04       2/03    3/01
 Last Pay (mm/yy)            4/27   4/27   4/27    4/27       4/27    4/27


 % OF PREPAYMENT ASSUMPTION      0%   75%  100%  125%  150%  200%
       IMPLIED SEASONED CPR      0%   15%   20%   25%   30%   40%

Transaction will be priced at 125% of Assumption

CLASS A-7: Expected Rating (Moodys/S&P) Aaa/AAA; FGIC Wrap;  Legal  Final   5/28
 Avg Life (yrs)              8.40   6.69   6.37    6.11       5.89    5.57
 Mod Duration (yrs)          6.02   5.09   4.90    4.74       4.60    4.39
 First Pay (mm/yy)           4/00   4/00   4/00    4/00       4/00    4/00
 Last Pay (mm/yy)            1/27   8/25   8/22    5/19       1/17    6/14

 % OF PREPAYMENT ASSUMPTION      0%   75%  100%  125%  150%  200%
       IMPLIED SEASONED CPR      0%   15%   20%   25%   30%   40%

Transaction will be priced at 125% of Assumption

CLASS A-8: Expected Rating (Moodys/S&P) Aaa/AAA; FGIC Wrap;  Legal  Final  11/27
 Avg Life (yrs)              7.65   4.19   3.52    2.98       2.54    1.88
 Mod Duration (yrs)          5.87   3.47   2.96    2.54       2.20    1.67
 First Pay (mm/yy)           4/97   4/97   4/97    4/97       4/97    4/97
 Last Pay (mm/yy)            5/21   5/21   5/21    5/21       5/21    5/21
 Avg Life to call (ys)       7.49   4.10   3.45    2.93       2.48    1.76
 Mod Duration to call (yrs)  5 81   3.42   2.92    2.52       2.16    1.58
 First Pay to call (mm/yy)   4/97   4/97   4/97    4/97       4/97    4/97
 Last Pay to call (mm/yy)    5/14   7/06   9/04    2/04       8/03   11/01
 10% call assumption

Neither the Issuer of the Certificates nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The above analysis is not intended to be a prospectus and any investment decision with respect to the Certificates should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof.

                              EQCC97.1 FINAL SIZES
                         (Please forward to CO-MANAGERS)

# Class        Cusip        Coupon    Orig Balance       Curr Balance            Delay            Daycount        Description
===============================================================================================================================

1 A-1                       6.3100   196833000.00        196833000.00        Greater Than 0        30/360         SEQ/REG/FIX
2 A-2                       6.6100    18259000.00         18259000.00        Greater Than 0        30/360         SEQ/REG/FIX
3 A-3                       6.8400   127073000.00        127073000.00        Greater Than 0        30/360         SEQ/REG/FIX
4 A-4                       7.1600    47407000.00         47407000.00        Greater Than 0        30/360         SEQ/REG/FIX
5 A-5                       7.3100    25494000.00         25494000.00        Greater Than 0        30/360         SEQ/REG/FIX
6 A-6                       7.5600    33989000.00         33989000.00        Greater Than 0        30/360         SEQ/REG/FIX
7 A-7                       7.1200    50000000.00         50000000.00        Greater Than 0        30/360         NAS/REG/FIX
8 A-8                       5.6688   101043000.00        101043000.00        Greater Than 0        ACT/360        PT/REG/CPLX/XR
